ATHENE

Financial Supplement

Fourth Quarter 2016

December 31, 2016

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Table of Contents

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Note to the Financial Supplement

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, our results of operations include certain non-GAAP measures commonly used in our industry. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the GAAP measures.

Operating Income, Net of Tax

Operating income, net of tax, a commonly used operating measure in the life insurance industry, is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses.
Our operating income, net of tax, equals net income available to AHL’s shareholders adjusted to eliminate the impact of the following
(collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets - Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net OTTI impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to GLWB and guaranteed minimum death benefits (GMDB) reserves as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives - FIAs, Net of Offsets - Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuate from period-to-period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to GLWB and GMDB reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1-2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses - Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to mergers and acquisitions as well as certain other expenses which are not part of our core operations or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense - To date, stock compensation expenses associated with our share incentive plans, excluding our long term incentive plan, are not part of our core operating expenses and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain - Bargain purchase gains associated with acquisitions are adjustments to net income as they are not consistent with our core operations.

•
Provision for Income Taxes - Non-operating - The non-operating income tax expense is comprised of the appropriate jurisdiction's tax rate applied to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income available to AHL's shareholders for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is effective in analyzing the trends in our results of operations. Together with net income available to AHL's shareholders, we believe operating income, net of tax, provides a meaningful financial metric that helps investors understand our underlying results and profitability. Operating income, net of tax, should not be used as a substitute for net income available to AHL's shareholders.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Note to the Financial Supplement

ROE Excluding AOCI and Operating ROE Excluding AOCI

ROE excluding AOCI and operating ROE excluding AOCI are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Once we have reinvested acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI is more effective in analyzing the trends of our operations. To enhance the ability to analyze these measures across periods, interim periods are annualized. ROE excluding AOCI and operating ROE excluding AOCI should not be used as a substitute for ROE. However, we believe the adjustments to equity are significant to gaining an understanding of our overall results of operations.

Operating Earnings Per Share - Operating Diluted Class A, Weighted Average Shares Outstanding - Operating Diluted Class A Common Shares and Book Value Per Share Excluding AOCI

Operating earnings per share - operating diluted Class A, weighted average shares outstanding - operating diluted Class A common shares and book value per share excluding AOCI are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represent an economic view of our share counts and provide a simplified and consistent view of our outstanding shares. Operating earnings per share - operating diluted Class A is calculated as the operating income, net of tax over the weighted average shares outstanding - operating diluted Class A common shares. Book value per share excluding AOCI is calculated as the ending AHL shareholders' equity excluding AOCI divided by the operating diluted Class A common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and settlement of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive they are excluded. Weighted average shares outstanding - operating diluted Class A common shares and operating diluted Class A common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards. For December 31, 2015 and prior, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Operating earnings per share - operating diluted Class A, weighted average shares outstanding - operating diluted Class A common shares and book value per share excluding AOCI should not be used as a substitute for basic earnings per share - Class A common shares, basic weighted average shares outstanding - Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Retirement Services Net Investment Earned Rate, Cost of Crediting and Investment Margin on Deferred Annuities

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the index annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on index annuity strategies are divided by the average account value of our deferred annuities. Under GAAP, deposits and withdrawals for fixed indexed and fixed rate annuities are reported as deposit liabilities (or policyholder funds). Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Note to the Financial Supplement

Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business. Deferred annuities include our fixed rate annuities and FIAs, which account for approximately 80% of our Retirement Services reserve liabilities as of December 31, 2016. We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are effective in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which do not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represent the investments that directly back our policyholder liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest and (f) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance. Reserve liabilities is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverables, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of understanding our business performance. Our sales statistics include fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
		Deposits
$5,309	$2,478	Retail sales	$1,492	$2,011	$1,143	$663	$571
3,449	1,131	Flow reinsurance	348	871	1,318	912	474
—	250	FABN	—	—	—	—	250
$8,758	$3,859	Total deposits	$1,840	$2,882	$2,461	$1,575	$1,295

		Consolidated results of operations
$805	$562	Net income	$368	$158	$192	$87	$242
760	740	Operating income, net of taxes	284	146	178	152	244

13.1%	11.3%	ROE	21.0%	9.4%	12.7%	6.3%	17.8%
13.3%	11.8%	ROE excluding AOCI	23.2%	10.5%	13.3%	6.2%	17.7%
12.5%	15.6%	Operating ROE excluding AOCI	17.9%	9.7%	12.3%	10.8%	17.9%

		Retirement Services
$809	$769	Operating income, net of taxes	$246	$171	$195	$197	$256
19.1%	22.7%	Operating ROE excluding AOCI	21.8%	15.4%	18.6%	19.7%	26.8%

		Earnings per share
$4.31	$3.21	Basic[1]	$1.94	$0.85	$1.03	$0.47	$1.30
$4.21	$3.21	Diluted - Class A2	$1.80	$0.85	$1.03	$0.47	$1.30
$3.93	$4.23	Operating earnings per share - operating diluted Class A3	$1.46	$0.78	$0.95	$0.82	$1.32

		Book Value per share:
$35.91	$28.81	Book value per share	$35.91	$38.00	$34.62	$30.28	$28.81
$33.29	$30.09	Book value per share, excluding AOCI[3]	$33.29	$31.76	$31.46	$30.55	$30.09

		Balance sheet items:
$86,720	$80,854	Total assets	$86,720	$87,000	$84,301	$81,601	$80,854
71,834	66,959	Invested assets	71,834	71,595	69,859	67,865	66,959
79,814	75,491	Total liabilities	79,814	79,926	77,863	75,962	75,491
70,951	65,271	Reserve liabilities	70,951	70,892	68,335	66,461	65,271
6,905	5,362	Total Athene Holding Ltd. shareholders' equity	6,905	7,073	6,437	5,638	5,362
6,538	5,599	Athene Holding Ltd. shareholders' equity excluding AOCI	6,538	6,153	5,868	5,690	5,599
—%	—%	Debt to equity (excluding AOCI) ratio	—%	—%	—%	—%	—%

		Share data:
186.8	175.1	Weighted average shares outstanding - basic[1]	189.2	185.8	186.0	186.0	185.9
53.5	41.3	Weighted average shares outstanding - diluted - Class A common shares[2]	63.9	49.9	50.1	50.1	50.0
193.4	175.2	Weighted average shares outstanding - operating diluted Class A common shares[3]	194.2	185.9	186.1	186.0	186.0
192.3	186.1	Common shares outstanding[4]	192.3	185.9	185.9	186.2	186.1
196.4	186.1	Operating diluted Class A common shares outstanding[3]	196.4	193.8	186.5	186.2	186.1
* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on operating income, net of taxes, ROE excluding AOCI, operating ROE excluding AOCI and book value per share excluding AOCI.
* During the three months ended December 31, 2016, we recorded out-of-period adjustments that affected the consolidated statements of income for the three months ended September 30, 2016. These adjustments primarily related to DAC and VOBA amortization. In addition, during the three months ended September 30, 2016, we recorded out-of-period adjustments that primarily affected the consolidated statements of income for the year ended December 31, 2015. These out-of-period adjustments were primarily related to actuarial reserves, net of DAC and VOBA amortization. As a result of these out-of-period adjustments, the consolidated net income for the three months ended December 31, 2016 was understated by $5 million while the operating income, net of tax was understated by $1 million and the consolidated net income for the three months ended September 30, 2016 was overstated by $23 million while the operating income, net of tax was overstated by $19 million.
1 Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
2 Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.
3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards. For September 30, 2016 and prior, Class M shares were not included due to issuance restrictions which were contingent upon our IPO, except for the Class M share agreements impacted by the modification as of September 30, 2016.
4 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Capitalization and Equity
Unaudited (In millions, except percentages)

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
		Capitalization
$—	$—	Total debt[1]	$—	$—	$—	$—	$—
6,905	5,362	Total Athene Holding Ltd. shareholders' equity	6,905	7,073	6,437	5,638	5,362
6,905	5,362	Total capitalization	6,905	7,073	6,437	5,638	5,362
367	(237)	Less: AOCI	367	920	569	(52)	(237)
$6,538	$5,599	Total capitalization excluding AOCI	$6,538	$6,153	$5,868	$5,690	$5,599

		Equity by segment
$4,495	$3,974	Retirement Services	$4,495	$4,584	$4,243	$4,071	$3,974
2,043	1,625	Corporate and Other	2,043	1,569	1,625	1,619	1,625
6,538	5,599	Total AHL shareholders' equity excluding AOCI	6,538	6,153	5,868	5,690	5,599
367	(237)	AOCI	367	920	569	(52)	(237)
$6,905	$5,362	Total AHL shareholders' equity	$6,905	$7,073	$6,437	$5,638	$5,362

—%	—%	Debt to equity (excluding AOCI) ratio	—%	—%	—%	—%	—%

1 Total debt is not including debt within a consolidated VIE.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	December 31, 2016	December 31, 2015
Assets
Investments:
Available-for-sale securities, at fair value
Fixed maturity securities	$52,033	$47,816
Equity securities	353	407
Trading securities, at fair value	2,581	2,468
Mortgage loans, net of allowances	5,470	5,500
Investment funds	689	733
Policy loans	602	642
Funds withheld at interest	6,538	3,482
Derivative assets	1,370	871
Real estate	542	566
Short-term investments, at fair value	189	135
Other investments	81	83
Total investments	70,448	62,703
Cash and cash equivalents	2,445	2,714
Restricted cash	57	116
Investments in related parties
Available-for-sale, at fair value
Fixed maturity securities	335	308
Equity securities	20	—
Trading securities, at fair value	195	217
Investment funds	1,198	997
Short-term investments	—	55
Other investments	237	245
Accrued investment income	554	520
Reinsurance recoverable	6,001	7,257
Deferred acquisition costs, deferred sales inducements, and value of business acquired	2,964	2,663
Current income tax recoverable	107	113
Deferred tax assets	369	606
Other assets	869	749
Assets of consolidated variable interest entities
Investments
Available-for-sale securities, at fair value
Equity securities	161	—
Trading securities, at fair value
Fixed maturity securities	50	722
Equity securities	117	309
Investment funds	573	534
Cash and cash equivalents	14	6
Other assets	6	20
Total assets	$86,720	$80,854
		(Continued)

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	December 31, 2016	December 31, 2015
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$61,532	$57,296
Future policy benefits	14,569	14,540
Other policy claims and benefits	217	234
Dividends payable to policyholders	974	856
Derivative liabilities	40	17
Payables for collateral on derivatives	1,383	867
Funds withheld liability	380	388
Other liabilities	685	776
Liabilities of consolidated variable interest entities
Borrowings	—	500
Other liabilities	34	17
Total liabilities	79,814	75,491
Equity
Common Stock	—	—
Additional paid-in-capital	3,421	3,281
Retained earnings	3,117	2,318
Accumulated other comprehensive income (loss)	367	(237)
Total Athene Holding Ltd. shareholders' equity	6,905	5,362
Noncontrolling interests	1	1
Total equity	6,906	5,363
Total liabilities and equity	$86,720	$80,854
		(Concluded)

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
		Revenue:
$240	$195	Premiums	$35	$85	$60	$60	$96
281	248	Product charges	75	71	69	66	64
2,916	2,508	Net investment income	773	747	704	692	678
652	(430)	Investment related gains (losses)	129	380	225	(82)	179
		Other-than-temporary impairment investment losses
(32)	(40)	Other-than-temporary impairment losses	(1)	(7)	(2)	(22)	(13)
2	10	Other-than-temporary impairment losses recognized in other comprehensive income	(2)	1	(9)	12	2
(30)	(30)	Net other-than-temporary impairment losses	(3)	(6)	(11)	(10)	(11)
34	25	Other revenues	9	8	9	8	9
		Revenues related to consolidated variable interest entities
67	67	Net investment income	27	7	22	11	30
(53)	33	Investment related gains (losses)	17	(16)	(31)	(23)	—
4,107	2,616	Total revenues	1,062	1,276	1,047	722	1,045
		Benefits and expenses:
1,293	690	Interest sensitive contract benefits	225	482	333	253	417
40	20	Amortization of deferred sales inducements	20	14	2	4	6
1,043	517	Future policy and other policy benefits	181	377	261	224	178
304	203	Amortization of deferred acquisition costs and value of business acquired	101	113	62	28	59
9	17	Interest expense	3	3	2	1	2
37	28	Dividends to policyholders	(28)	35	13	17	(5)
615	532	Policy and other operating expenses	174	177	161	103	164
		Operating expenses of consolidated variable interest entities
12	15	Interest expense	—	4	4	4	4
1	2	Other operating expenses	—	—	1	—	—
3,354	2,024	Total benefits and expenses	676	1,205	839	634	825
753	592	Income before income taxes	386	71	208	88	220
(52)	14	Income tax expense (benefit)	18	(87)	16	1	(22)
805	578	Net income	368	158	192	87	242
—	16	Less: Net income attributable to noncontrolling interests	—	—	—	—	—
$805	$562	Net income available to Athene Holding Ltd. shareholders	$368	$158	$192	$87	$242

* During the three months ended December 31, 2016, we recorded out-of-period adjustments that affected the consolidated statements of income for the three months ended September 30, 2016. These adjustments primarily related to DAC and VOBA amortization. In addition, during the three months ended September 30, 2016, we recorded out-of-period adjustments that primarily affected the consolidated statements of income for the year ended December 31, 2015. These out-of-period adjustments were primarily related to actuarial reserves, net of DAC and VOBA amortization. As a result of these out-of-period adjustments, the consolidated net income for the three months ended December 31, 2016 was understated by $5 million and the consolidated net income for the three months ended September 30, 2016 was overstated by $23 million.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
		Operating income, net of tax by segment
$809	$769	Retirement Services	$246	$171	$195	$197	$256
(49)	(29)	Corporate and Other	38	(25)	(17)	(45)	(12)
760	740	Operating income, net of tax	284	146	178	152	244

77	83	Realized gains (losses) on sale of AFS securities	40	18	11	8	14
(56)	(30)	Unrealized, impairments, and other investment gains (losses)	(19)	(13)	1	(25)	(7)
68	(75)	Assumed modco and funds withheld reinsurance embedded derivatives	(76)	73	74	(3)	(39)
(42)	(34)	Offsets to investment gains (losses)	5	(21)	(27)	1	(4)
47	(56)	Investment gains (losses), net of offsets	(50)	57	59	(19)	(36)
97	(27)	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	179	3	(16)	(69)	65
(22)	(58)	Integration, restructuring and other non-operating expenses	(14)	(2)	(5)	(1)	(27)
(79)	(67)	Stock compensation expense	(20)	(46)	(28)	15	(16)
2	30	Income tax (expense) benefit - non-operating	(11)	—	4	9	12
45	(178)	Total non-operating adjustments	84	12	14	(65)	(2)
$805	$562	Net income available to AHL shareholders	$368	$158	$192	$87	$242

$3.93	$4.23	Operating income, net of tax – per operating dilutive Class A common share	$1.46	$0.78	$0.95	$0.82	$1.32

0.40	0.47	Realized gains (losses) on sale of AFS securities	0.21	0.09	0.05	0.06	0.07
(0.29)	(0.18)	Unrealized, impairments, and other investment gains (losses)	(0.10)	(0.07)	0.01	(0.14)	(0.04)
0.34	(0.43)	Assumed modco and funds withheld reinsurance embedded derivatives	(0.39)	0.40	0.40	(0.02)	(0.21)
(0.21)	(0.19)	Offsets to investment gains (losses)	0.03	(0.11)	(0.14)	—	(0.02)
0.24	(0.33)	Investment gains (losses), net of offsets	(0.25)	0.31	0.32	(0.10)	(0.20)
0.51	(0.15)	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	0.92	0.02	(0.09)	(0.36)	0.36
(0.12)	(0.33)	Integration, restructuring and other non-operating expenses	(0.07)	(0.02)	(0.02)	(0.01)	(0.15)
(0.41)	(0.38)	Stock compensation expense	(0.10)	(0.25)	(0.16)	0.08	(0.09)
0.01	0.17	Income tax (expense) benefit - non-operating	(0.07)	0.01	0.03	0.04	0.06
0.23	(1.02)	Total non-operating adjustments	0.43	0.07	0.08	(0.35)	(0.02)
0.15	—	Effect of items convertible to or settled in Class A common shares	0.05	—	—	—	—
$4.31	$3.21	Basic earnings per share – Class A common shares	$1.94	$0.85	$1.03	$0.47	$1.30

* Please refer to Note to the Financial Supplement section for discussion on operating income, net of taxes.
* During the three months ended December 31, 2016, we recorded out-of-period adjustments that affected the consolidated statements of income for the three months ended September 30, 2016. These adjustments primarily related to DAC and VOBA amortization. In addition, during the three months ended September 30, 2016, we recorded out-of-period adjustments that primarily affected the consolidated statements of income for the year ended December 31, 2015. These out-of-period adjustments were primarily related to actuarial reserves, net of DAC and VOBA amortization. As a result of these out-of-period adjustments, the consolidated net income for the three months ended December 31, 2016 was understated by $5 million while the operating income, net of tax was understated by $1 million and the consolidated net income for the three months ended September 30, 2016 was overstated by $23 million while the operating income, net of tax was overstated by $19 million.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of operating income, net of tax

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
$2,767	$2,398	Fixed income and other investment income	$720	$696	$668	$683	$653
265	210	Alternative investment income	122	86	60	(3)	37
3,032	2,608	Net investment earnings	842	782	728	680	690
(1,019)	(940)	Cost of crediting on deferred annuities	(264)	(259)	(253)	(243)	(238)
(1,021)	(665)	Other liability costs[1]	(213)	(396)	(206)	(206)	(150)
(282)	(219)	Operating expenses	(74)	(68)	(71)	(69)	(68)
710	784	Operating income, before tax	291	59	198	162	234
50	(44)	Income tax (expense) benefit - operating income	(7)	87	(20)	(10)	10
$760	$740	Operating income, net of tax	$284	$146	$178	$152	$244

* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on operating income, net of taxes.
1 Other liability costs include DAC, DSI and VOBA amortization and change in GLWB and GMDB reserves for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of operating income, net of tax

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
$2,651	$2,365	Fixed income and other investment income	$689	$665	$640	$657	$627
304	207	Alternative investment income	104	94	72	34	48
2,955	2,572	Net investment earnings	793	759	712	691	675
(1,019)	(940)	Cost of crediting on deferred annuities	(264)	(259)	(253)	(243)	(238)
(967)	(656)	Other liability costs	(217)	(364)	(198)	(188)	(141)
(206)	(166)	Operating expenses	(56)	(50)	(51)	(49)	(53)
763	810	Operating income, before tax	256	86	210	211	243
46	(41)	Income tax (expense) benefit - operating income	(10)	85	(15)	(14)	13
$809	$769	Operating income, net of tax	$246	$171	$195	$197	$256

Corporate and Other summary of operating income, net of tax

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
$116	$33	Fixed income and other investment income	$31	$31	$28	$26	$26
(39)	3	Alternative investment income	18	(8)	(12)	(37)	(11)
77	36	Net investment earnings	49	23	16	(11)	15
—	—	Cost of crediting on deferred annuities	—	—	—	—	—
(54)	(9)	Other liability costs	4	(32)	(8)	(18)	(9)
(76)	(53)	Operating expenses	(18)	(18)	(20)	(20)	(15)
(53)	(26)	Operating income, before tax	35	(27)	(12)	(49)	(9)
4	(3)	Income tax (expense) benefit - operating income	3	2	(5)	4	(3)
$(49)	$(29)	Operating income, net of tax	$38	$(25)	$(17)	$(45)	$(12)

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Retirement Services Product Summary
Unaudited (In millions, except percentages)

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
4.73%	4.37%	Net investment earned rate	4.91%	4.77%	4.62%	4.59%	4.53%
1.96%	1.92%	Cost of crediting on deferred annuities	1.95%	1.96%	1.99%	1.96%	1.94%
2.77%	2.45%	Investment margin on deferred annuities	2.96%	2.81%	2.63%	2.63%	2.59%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities. Investment margin on deferred annuities is net of ceded reinsurance activity.

Summary of net investment earned rate

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
4.41%	4.17%	Fixed income and other investments	4.44%	4.36%	4.32%	4.54%	4.37%
12.34%	9.40%	Alternative investments	16.25%	14.90%	11.82%	5.79%	8.67%
4.73%	4.37%	Total net investment earned rate	4.91%	4.77%	4.62%	4.59%	4.53%

$2,651	$2,365	Fixed income and other investment income	$689	$665	$640	$657	$627
304	207	Alternatives investment income	104	94	72	34	48
$2,955	$2,572	Total net investment earnings	$793	$759	$712	$691	$675

		Average invested assets
$60,048	$56,705	Fixed income and other investments	$62,096	$61,117	$59,235	$57,902	$57,342
2,461	2,212	Alternative investments	2,543	2,521	2,451	2,357	2,245
$62,509	$58,917	Total average invested assets	$64,639	$63,638	$61,686	$60,259	$59,587

* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on net investment earned rate and invested assets.
* The investment results above are presented net of investment management fees.

Summary of cost of crediting on deferred annuities

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
$534	$495	FIA option costs	$136	$135	$133	$130	$128
485	445	Fixed interest credited to policyholders	128	124	120	113	110
$1,019	$940	Cost of crediting on deferred annuities	$264	$259	$253	$243	$238
1.96%	1.92%	Cost of crediting on deferred annuities rate	1.95%	1.96%	1.99%	1.96%	1.94%

$51,921	$48,956	Average account value on deferred annuities	$54,358	$52,739	$50,817	$49,626	$49,139

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
$49,257	$48,617	Account value at beginning of period	$53,837	$51,640	$49,994	$49,257	$49,021
8,887	3,691	Deposits	1,878	2,914	2,497	1,598	1,068
200	133	Premium and interest bonuses	56	60	47	37	31
910	1,398	Fixed and index credits to policyholders	304	268	174	164	247
(4,159)	(4,411)	Surrenders and benefits paid	(1,135)	(990)	(1,020)	(1,014)	(1,064)
(215)	(171)	Fee and product charges	(60)	(55)	(52)	(48)	(46)
$54,880	$49,257	Account value at end of period	$54,880	$53,837	$51,640	$49,994	$49,257

* The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	10.2	5.6	8.0%	$41,633	75.9%
Single-year fixed rate guaranteed annuities	7	1.7	3.0%	8,092	14.7%
Multi-year fixed rate guaranteed annuities	5.3	3.9	8.0%	5,155	9.4%
Total				$54,880	100.0%

Summary of surrender charge percentages

		Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$7,854	14.3%	$7,854	14.3%
0.0% < 2.0%	122	0.2%	444	0.8%
2.0% < 4.0%	1,311	2.4%	2,924	5.3%
4.0% < 6.0%	3,423	6.2%	6,957	12.7%
6.0% < 8.0%	11,269	20.5%	10,297	18.8%
8.0% < 10.0%	14,681	26.8%	10,107	18.4%
10.0% or greater	16,220	29.6%	16,297	29.7%
	$54,880	100.0%	$54,880	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		7.6%	0.2%	7.8%

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$7,854	14.3%	—%
> 0 to less than 2	7,337	13.4%	5.1%
2 to less than 4	11,513	21.0%	7.2%
4 to less than 6	12,364	22.5%	9.0%
6 to less than 8	6,508	11.9%	10.1%
8 to less than 10	5,789	10.5%	11.5%
10 to less than 12	2,518	4.6%	14.1%
12 or greater	997	1.8%	14.7%
	$54,880	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$14,529	$41,633	34.9%
Fixed rate annuities	6,739	13,247	50.9%
Total deferred annuities	$21,268	$54,880	38.8%

			December 31, 2016
Distance to guarantees[1]			75 - 85 bps

1 Distance to guarantees is the difference between the current crediting rates and the contractual guaranteed minimum crediting rates on our deferred annuities. The distance to guarantees includes the minimum guarantees on all of our deferred annuities, including those with crediting rates already at their minimum guarantees.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	December 31, 2016		December 31, 2015
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$43,501	61.3%	$39,594	60.7%
Fixed rate annuities	13,490	19.0%	10,882	16.7%
Total deferred annuities	56,991	80.3%	50,476	77.4%
Payout annuities	5,446	7.7%	5,708	8.7%
Funding agreements	1,109	1.6%	1,576	2.4%
Life and other (excluding German products)	2,176	3.0%	2,094	3.2%
Retirement Services reserve liabilities	65,722	92.6%	59,854	91.7%
Germany products	5,381	7.6%	5,542	8.5%
Intersegment eliminations	(152)	(0.2)%	(125)	(0.2)%
Total reserve liabilities	$70,951	100.0%	$65,271	100.0%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Financial Measures Reconciliations for discussion on reserve liabilities.

Reserve liability rollforward

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
$59,854	$60,024	Retirement Services reserve liabilities - beginning	$65,073	$62,650	$60,708	$59,854	$59,394
9,080	4,358	Deposits	1,884	2,979	2,537	1,680	1,504
(5,396)	(5,344)	Withdrawals	(1,350)	(1,412)	(1,282)	(1,352)	(1,359)
2,184	816	Other reserve changes	115	856	687	526	315
65,722	59,854	Retirement Services reserve liabilities - ending	65,722	65,073	62,650	60,708	59,854
5,381	5,542	Germany reserve liabilities	5,381	5,982	5,846	5,918	5,542
(152)	(125)	Intersegment eliminations	(152)	(163)	(161)	(165)	(125)
$70,951	$65,271	Consolidated reserve liabilities - ending	$70,951	$70,892	$68,335	$66,461	$65,271

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Available for sale securities at fair value:
Fixed maturity securities:
U.S. government and agencies	$60	0.1%	$45	0.1%
State, municipals and political subdivisions	1,140	1.6%	1,165	1.8%
Foreign governments	2,235	3.1%	2,464	3.8%
Corporate	30,020	41.4%	26,936	41.7%
CLOs	4,822	6.7%	4,555	7.1%
RMBS	8,973	12.4%	7,995	12.4%
CMBS	1,847	2.5%	1,738	2.7%
ABS	2,936	4.1%	2,918	4.5%
Equity securities	353	0.5%	407	0.6%
Trading securities, at fair value	2,581	3.6%	2,468	3.8%
Mortgage loans, net of allowances	5,470	7.6%	5,500	8.5%
Investment funds	689	1.0%	733	1.1%
Policy loans	602	0.8%	642	1.0%
Funds withheld at interest	6,538	9.0%	3,482	5.4%
Derivative assets	1,370	1.9%	871	1.3%
Real estate	542	0.7%	566	0.9%
Short-term investments	189	0.3%	135	0.2%
Other investments	81	0.1%	83	0.1%
Total investments	70,448	97.2%	62,703	97.2%
Investment in related parties:
Available for sale securities at fair value:
Fixed maturity securities	335	0.5%	308	0.5%
Equity securities	20	—%	—	—%
Trading securities, at fair value	195	0.3%	217	0.3%
Investment funds	1,198	1.7%	997	1.5%
Other investments	237	0.3%	245	0.4%
Short term investments	—	—%	55	0.1%
Total related party investments	1,985	2.8%	1,822	2.8%
Total investments, including related parties	$72,433	100.0%	$64,525	100.0%

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Fixed maturity securities by sector

	December 31, 2016			December 31, 2015
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate:
Industrial other[1]	$10,417	$10,645	20.3%	$9,907	$9,918	20.6%
Financial	8,957	9,156	17.5%	7,819	7,941	16.5%
Utilities	6,512	6,588	12.6%	6,082	5,864	12.2%
Communication	2,182	2,235	4.3%	1,801	1,820	3.8%
Transportation	1,365	1,396	2.7%	1,370	1,393	2.9%
Total corporate	29,433	30,020	57.4%	26,979	26,936	56.0%
Other government-related securities
State, municipals and political subdivisions	1,024	1,140	2.2%	1,075	1,165	2.4%
Foreign governments	2,098	2,235	4.3%	2,467	2,464	5.1%
U.S. treasuries	59	60	0.1%	44	45	0.1%
Total non-structured securities	32,614	33,455	64.0%	30,565	30,610	63.6%
Structured securities:
CLOs	5,234	5,101	9.7%	5,214	4,803	10.0%
ABS	3,037	2,992	5.7%	3,005	2,978	6.2%
CMBS	1,835	1,847	3.5%	1,725	1,738	3.6%
RMBS
Agency	110	112	0.2%	140	142	0.3%
Non-agency	8,621	8,861	16.9%	7,910	7,853	16.3%
Total structured securities	18,837	18,913	36.0%	17,994	17,514	36.4%
Total fixed maturity securities, including related parties	$51,451	$52,368	100.0%	$48,559	$48,124	100.0%

1 Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial, and technology.

Credit quality of fixed maturity securities

	December 31, 2016		December 31, 2015
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$30,211	57.7%	$29,022	60.3%
2	18,617	35.5%	16,696	34.7%
Total investment grade	48,828	93.2%	45,718	95.0%
3	2,812	5.4%	2,182	4.5%
4	622	1.2%	194	0.4%
5	82	0.2%	14	—%
6	24	—%	16	—%
Total below investment grade	3,540	6.8%	2,406	5.0%
Total fixed maturity securities, including related parties	$52,368	100.0%	$48,124	100.0%

* Germany fixed maturity securities, including related parties applying NRSRO ratings to map to NAIC ratings.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Investments Summary
Unaudited (In millions, except percentages)

	December 31, 2016		December 31, 2015
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$18,791	35.9%	$17,906	37.2%
BBB	18,002	34.4%	16,481	34.2%
Non-rated[1]	5,650	10.8%	5,325	11.1%
Total investment grade[2]	42,443	81.1%	39,712	82.5%
BB	3,286	6.3%	2,937	6.1%
B	1,372	2.6%	729	1.5%
CCC	2,374	4.5%	2,104	4.4%
CC and lower	2,404	4.6%	2,211	4.6%
Non-rated [1]	489	0.9%	431	0.9%
Total below investment grade	9,925	18.9%	8,412	17.5%
Total fixed maturity securities, including related parties	$52,368	100.0%	$48,124	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security's respective NAIC rating.
2 We view the NAIC ratings methodology as the most appropriate way to view our fixed maturity portfolio from a ratings perspective since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC ratings methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of default of the security.

Credit quality of residential mortgage backed securities

	December 31, 2016				December 31, 2015
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$9,960	$8,414	$8,652	96.4%	$8,663	$7,399	$7,351	91.9%
2	152	141	140	1.6%	517	467	463	5.8%
Total investment grade	10,112	8,555	8,792	98.0%	9,180	7,866	7,814	97.7%
3	104	92	96	1.1%	180	160	157	2.0%
4	31	29	29	0.3%	29	20	20	0.3%
5	54	53	54	0.6%	5	1	1	—%
6	2	2	2	—%	4	3	3	—%
Total below investment grade	191	176	181	2.0%	218	184	181	2.3%
Total	$10,303	$8,731	$8,973	100.0%	$9,398	$8,050	$7,995	100.0%

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	December 31, 2016		December 31, 2015
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Hotels	$1,025	18.7%	$877	15.9%
Retail	1,134	20.7%	1,230	22.4%
Office building	1,217	22.2%	1,274	23.2%
Industrial	742	13.6%	821	14.9%
Apartment	616	11.3%	907	16.5%
Other commercial [1]	397	7.3%	291	5.3%
Total commercial mortgage loans	5,132	93.8%	5,400	98.2%
Residential loans	338	6.2%	99	1.8%
Total mortgage loans, net of allowances	$5,470	100.0%	$5,500	100.0%

US Region:
East North Central	$450	8.2%	$443	8.1%
East South Central	158	2.9%	129	2.3%
Middle Atlantic	628	11.5%	804	14.6%
Mountain	543	9.9%	583	10.6%
New England	194	3.5%	181	3.3%
Pacific	833	15.2%	838	15.2%
South Atlantic	1,284	23.5%	1,231	22.4%
West North Central	306	5.6%	291	5.3%
West South Central	662	12.1%	792	14.4%
Total US Region	5,058	92.4%	5,292	96.2%
International Region	74	1.4%	108	2.0%
Total commercial mortgage loans	5,132	93.8%	5,400	98.2%
Residential loans	338	6.2%	99	1.8%
Total mortgage loans, net of allowances	$5,470	100.0%	$5,500	100.0%

1 Other commercial loans include investments in nursing homes, parking garages, restaurants, mobile home parks and other commercial properties.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$268	10.9%	$263	11.6%
Mortgage and real estate	118	4.8%	101	4.5%
Natural resources	5	0.2%	6	0.3%
Hedge funds	72	2.9%	86	3.8%
Credit funds	226	9.2%	277	12.2%
Total investment funds	689	28.0%	733	32.5%
Investment funds - related parties
Private equity - A-A Mortgage	343	13.9%	225	9.9%
Private equity	131	5.3%	36	1.6%
Mortgage and real estate	247	10.0%	234	10.3%
Natural resources	49	2.0%	46	2.0%
Hedge funds	191	7.8%	256	11.3%
Credit funds	236	9.6%	200	8.8%
Total investment funds - related parties	1,198	48.7%	997	43.9%
Total investment funds - assets of consolidated VIEs
Private equity - MidCap [1]	524	21.3%	482	21.3%
Credit funds	38	1.5%	34	1.5%
Mortgage and real assets	11	0.4%	18	0.8%
Total investment funds - assets of consolidated VIEs	573	23.3%	534	23.6%
Total investment funds, including related parties and VIEs	$2,460	100.0%	$2,264	100.0%

1 Midcap is an underlying investment of one of our consolidated VIE investment funds.

Funds withheld at interest

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. state, municipal, and political subdivisions	$118	1.8%	$118	3.4%
Corporate	1,800	27.6%	734	21.1%
CLOs	591	9.0%	432	12.4%
ABS	736	11.3%	402	11.5%
CMBS	292	4.5%	132	3.8%
RMBS	1,551	23.7%	672	19.3%
Equity securities	29	0.4%	28	0.8%
Mortgage loans	773	11.8%	469	13.5%
Investment funds	329	5.0%	273	7.8%
Derivative assets	53	0.8%	15	0.4%
Short-term investments	80	1.2%	51	1.5%
Cash and cash equivalents	105	1.6%	162	4.7%
Accrued investment income and other assets	81	1.3%	(6)	(0.2)%
Total funds withheld at interest	$6,538	100.0%	$3,482	100.0%

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	December 31, 2016				December 31, 2015
	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value	Total Invested Asset Value[1]	Percent of Total
Corporates	$31,000	$1,682	$32,682	45.4%	$27,677	$1,614	$29,291	43.7%
CLOs	5,798	—	5,798	8.1%	5,648	—	5,648	8.4%
Credit	36,798	1,682	38,480	53.5%	33,325	1,614	34,939	52.1%
RMBS	10,619	—	10,619	14.8%	8,870	—	8,870	13.2%
Mortgage loans	6,145	95	6,240	8.7%	5,826	140	5,966	8.9%
CMBS	2,202	—	2,202	3.1%	1,951	—	1,951	2.9%
Real estate held for investment	—	542	542	0.8%	—	566	566	0.8%
Real estate	18,966	637	19,603	27.4%	16,647	706	17,353	25.8%
State, municipals, political subdivisions and foreign government	1,387	1,936	3,323	4.6%	1,401	2,343	3,744	5.6%
Alternative investments	3,297	128	3,425	4.8%	3,441	54	3,495	5.2%
ABS	3,873	—	3,873	5.4%	3,504	—	3,504	5.2%
Short-term investments	250	—	250	0.3%	186	—	186	0.3%
Unit-linked assets	—	363	363	0.5%	—	391	391	0.6%
Equity securities	199	185	384	0.5%	179	217	396	0.6%
U.S. government and agencies	32	27	59	0.1%	44	—	44	0.1%
Other investments	9,038	2,639	11,677	16.2%	8,755	3,005	11,760	17.6%
Cash and equivalents	1,111	111	1,222	1.7%	2,009	114	2,123	3.2%
Policy loans and other	631	221	852	1.2%	577	207	784	1.2%
Total invested assets	$66,544	$5,290	$71,834	100.0%	$61,313	$5,646	$66,959	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets.

Alternative investments summary

	December 31, 2016		December 31, 2015
	Invested Asset Value	Percent of Total	Invested Asset Value	Percent of Total
Credit funds	$834	24.3%	$1,135	32.5%
Private equity - MidCap	524	15.3%	482	13.8%
Private equity - A-A Mortgage	417	12.2%	252	7.2%
Private equity - other	519	15.2%	430	12.3%
Mortgage and real assets	470	13.7%	408	11.7%
Hedge funds	311	9.1%	383	11.0%
Public equities	215	6.3%	270	7.7%
Natural resources and other real assets	135	3.9%	135	3.9%
Alternative investments	$3,425	100.0%	$3,495	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Financial Measures Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
3.91%	3.79%	Corporate securities	3.91%	4.06%	3.81%	3.93%	3.89%
		Structured securities
5.18%	5.10%	RMBS	5.30%	5.21%	4.92%	5.30%	5.20%
4.74%	5.43%	CLO	4.96%	4.81%	4.73%	4.37%	5.66%
6.30%	4.39%	ABS	4.24%	4.16%	6.54%	10.93%	4.39%
3.92%	3.12%	CMBS	4.19%	3.79%	4.10%	3.66%	3.84%
5.12%	4.79%	Total structured securities	4.92%	4.79%	5.05%	5.82%	5.04%
4.82%	4.59%	State, municipal, political subdivisions and U.S. and foreign government	5.80%	3.57%	5.46%	4.57%	4.54%
5.95%	5.42%	Mortgage loans	6.26%	6.22%	5.82%	5.42%	5.43%
7.76%	5.89%	Alternative investments	14.82%	9.77%	7.11%	(0.40)%	4.28%
1.03%	1.00%	Other U.S. and Bermuda invested assets	1.27%	1.04%	1.29%	0.32%	2.03%
4.59%	4.28%	U.S. and Bermuda	4.96%	4.64%	4.47%	4.27%	4.37%
1.67%	2.00%	Germany	1.51%	1.94%	1.62%	1.56%	1.60%
4.35%	4.24%	Consolidated total	4.69%	4.42%	4.23%	4.03%	4.13%

Invested assets NAIC 1 & 2 designation by asset class

	December 31, 2016	December 31, 2015
Corporate securities	92.4%	93.8%
Structured securities
RMBS	98.0%	97.9%
CLO	83.1%	83.6%
ABS	91.5%	95.6%
CMBS	97.7%	99.3%
Total structured securities	93.0%	93.6%
State, municipal, political subdivisions and U.S. and foreign government	96.5%	97.3%
Germany fixed maturity securities[1]	95.0%	96.8%

1 NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC ratings.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Financial Strength Ratings and RBC
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Annuity & Life Assurance Company	A-	A-	A-
Athene Annuity and Life Company	A-	A-	A-
Athene Annuity & Life Assurance Company of New York	A-	A-	A-
Athene Life Insurance Company of New York	A-	Not Rated	Not Rated
Athene Life Re Ltd.	A-	A-	A-

Credit ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Holding Ltd.	bbb-	BBB	BBB

Capital Metrics

	December 31,
	2016	2015
U.S. RBC - Athene Annuity & Life Assurance Company	478%	552%
BSCR - Athene Life Re Ltd.[1]	228%	323%
Athene Life Re Ltd. RBC[2]	529%	468%

1 Effective January 1, 2016, in connection with the implementation of its broader regulatory regime, the BMA integrated the economic balance sheet (EBS) framework into the determination of BSCR. The European Commission has granted the BMA's regulatory regime for reinsurance, group solvency calculation and group supervision full equivalence to Solvency II. Under the EBS framework, ALRe's assets are recorded at market value and its insurance reserves are determined by reference to nine prescribed scenarios, with the scenario resulting in the highest reserve balance being ultimately required to be selected. This ratio is not comparable to prior year end BSCR ratios given the change in the solvency regime; however, consistent with the previous regime the minimum required capital ratio to be considered solvent by the BMA is 100%.
2 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Non-GAAP Financial Measures Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to basic weighted average shares outstanding - Class A common shares to arrive at weighted average shares outstanding - operating diluted Class A common shares

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
52.1	41.2	Basic weighted average shares outstanding - Class A	58.3	49.8	50.1	50.0	49.9
134.4	133.9	Conversion of Class B shares to Class A shares	130.0	136.0	136.0	136.0	136.0
6.6	—	Conversion of Class M shares to Class A shares	5.5	—	—	—	—
0.2	0.1	Effect of other stock compensation plans	0.4	0.1	0.1	0.1	0.1
193.4	175.2	Weighted average shares outstanding - operating diluted Class A common shares	194.2	185.9	186.1	186.0	186.0

Summary of adjustments to Class A common shares outstanding to arrive at operating diluted Class A common shares outstanding

	2016				2015
	Q4	Q3	Q2	Q1	Q4
Class A common shares outstanding	77.0	50.2	50.2	50.3	50.2
Conversion of Class B shares to Class A shares	111.8	136.0	136.0	136.0	136.0
Conversion of Class M shares to Class A shares	6.8	7.2	—	—	—
Effect of other stock compensation plans	0.7	0.4	0.4	—	—
Operating diluted Class A common shares outstanding	196.4	193.8	186.5	186.2	186.1

Summary of adjustments to book value per share to arrive at book value per share, excluding AOCI

	2016				2015
	Q4	Q3	Q2	Q1	Q4
Book value per share	$35.91	$38.00	$34.62	$30.28	$28.81
AOCI	(1.91)	(4.94)	(3.06)	0.27	1.28
Effect of items convertible to or settled in Class A common shares	(0.71)	(1.30)	(0.10)	—	—
Book value per share, excluding AOCI	$33.29	$31.76	$31.46	$30.55	$30.09

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Non-GAAP Financial Measures Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
$2,916	$2,508	GAAP net investment income	$773	$747	$704	$692	$678
189	84	Reinsurance embedded derivative impacts	45	55	53	36	26
1	67	Net VIE earnings	44	(13)	(14)	(16)	26
(39)	(42)	Alternative income gain (loss)	(4)	(3)	—	(32)	(40)
(35)	(9)	Other	(16)	(4)	(15)	—	—
116	100	Total adjustments to arrive at net investment earnings	69	35	24	(12)	12
$3,032	$2,608	Total net investment earnings	$842	$782	$728	$680	$690

$2,955	$2,572	Retirement Services	$793	$759	$712	$691	$675
77	36	Corporate and Other	49	23	16	(11)	15
$3,032	$2,608	Total net investment earnings	$842	$782	$728	$680	$690

4.19%	4.06%	GAAP net investment income rate	4.30%	4.22%	4.09%	4.10%	4.05%
0.27%	0.15%	Reinsurance embedded derivative impacts	0.25%	0.31%	0.31%	0.21%	0.16%
—%	0.11%	Net VIE earnings	0.25%	(0.07)%	(0.08)%	(0.09)%	0.16%
(0.06)%	(0.07)%	Alternative income gain (loss)	(0.02)%	(0.02)%	—%	(0.19)%	(0.24)%
(0.05)%	(0.01)%	Other	(0.09)%	(0.02)%	(0.09)%	—%	—%
0.16%	0.18%	Total adjustments to arrive at net investment earned rate	0.39%	0.20%	0.14%	(0.07)%	0.08%
4.35%	4.24%	Consolidated net investment earned rate	4.69%	4.42%	4.23%	4.03%	4.13%

4.73%	4.37%	Retirement Services	4.91%	4.77%	4.62%	4.59%	4.53%
1.08%	1.38%	Corporate and Other	2.76%	1.26%	0.93%	(0.62)%	0.83%
4.35%	4.24%	Consolidated net investment earned rate	4.69%	4.42%	4.23%	4.03%	4.13%

$62,509	$58,917	Retirement Services average invested assets	$64,639	$63,638	$61,686	$60,259	$59,587
7,113	2,567	Corporate and Other average invested assets	7,074	7,089	7,177	7,153	7,246
$69,622	$61,484	Average invested assets	$71,713	$70,727	$68,863	$67,412	$66,833

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Non-GAAP Financial Measures Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2016				2015
2016	2015		Q4	Q3	Q2	Q1	Q4
$1,293	$690	GAAP interest sensitive contract benefits	$225	$482	$333	$253	$417
(110)	(94)	Interest credited other than deferred annuities	(21)	(33)	(27)	(29)	(30)
559	510	FIA option costs	143	141	139	136	133
(53)	(33)	Product charges (strategy fees)	(15)	(14)	(13)	(11)	(10)
29	18	Reinsurance embedded derivative impacts	8	8	7	6	5
(730)	(174)	Change in fair values of embedded derivatives - FIAs	(72)	(318)	(204)	(136)	(269)
48	68	Negative VOBA amortization	12	12	15	9	17
(15)	(27)	Unit linked change in reserve	(14)	(20)	4	15	(27)
(2)	(18)	Other changes in interest sensitive contract liabilities	(2)	1	(1)	—	2
(274)	250	Total adjustments to arrive at cost of crediting on deferred annuities	39	(223)	(80)	(10)	(179)
$1,019	$940	Retirement Services cost of crediting on deferred annuities	$264	$259	$253	$243	$238

2.48%	1.42%	GAAP interest sensitive contract benefits	1.65%	3.65%	2.63%	2.03%	3.39%
(0.21)%	(0.19)%	Interest credited other than deferred annuities	(0.15)%	(0.25)%	(0.21)%	(0.23)%	(0.24)%
1.08%	1.04%	FIA option costs	1.05%	1.07%	1.08%	1.11%	1.08%
(0.10)%	(0.07)%	Product charges (strategy fees)	(0.11)%	(0.11)%	(0.10)%	(0.09)%	(0.08)%
0.06%	0.04%	Reinsurance embedded derivative impacts	0.06%	0.06%	0.06%	0.05%	0.04%
(1.41)%	(0.36)%	Change in fair values of embedded derivatives - FIAs	(0.53)%	(2.41)%	(1.61)%	(1.10)%	(2.19)%
0.09%	0.14%	Negative VOBA amortization	0.09%	0.09%	0.12%	0.07%	0.14%
(0.03)%	(0.06)%	Unit linked change in reserve	(0.10)%	(0.15)%	0.03%	0.12%	(0.22)%
—%	(0.04)%	Other changes in interest sensitive contract liabilities	(0.01)%	0.01%	(0.01)%	—%	0.02%
(0.52)%	0.50%	Total adjustments to arrive at cost of crediting on deferred annuities	0.30%	(1.69)%	(0.64)%	(0.07)%	(1.45)%
1.96%	1.92%	Retirement Services cost of crediting on deferred annuities	1.95%	1.96%	1.99%	1.96%	1.94%

$51,921	$48,956	Average account value on deferred annuities	$54,358	$52,739	$50,817	$49,626	$49,139

Athene Holding Ltd.
Financial Supplement - December 31, 2016
Non-GAAP Financial Measures Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	December 31, 2016	December 31, 2015
Total investments, including related parties	$72,433	$64,525
Derivative assets	(1,370)	(871)
Cash and cash equivalents (including restricted cash)	2,502	2,830
Accrued investment income	554	520
Payables for collateral on derivatives	(1,383)	(867)
Reinsurance funds withheld and modified coinsurance	(414)	(214)
VIE assets, liabilities and noncontrolling interest	886	1,073
AFS unrealized (gain) loss	(1,030)	362
Ceded policy loans	(344)	(399)
Total adjustments to arrive at invested assets	(599)	2,434
Total invested assets	$71,834	$66,959

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	December 31, 2016	December 31, 2015
Investment funds, including related parties and VIEs	$2,460	$2,264
CLO equities included in trading securities	260	337
Investment funds within funds withheld at interest	329	273
Royalties, other assets included in other investments and other assets	81	83
Net assets of the VIE, excluding investment funds	295	538
Total adjustments to arrive at alternative investments	965	1,231
Alternative investments	$3,425	$3,495

Summary of adjustments to total liabilities to arrive at reserve liabilities

	December 31, 2016	December 31, 2015
Total liabilities	$79,814	$75,491
Derivative liabilities	(40)	(17)
Payables for collateral on derivatives	(1,383)	(867)
Funds withheld liability	(380)	(388)
Other liabilities	(685)	(776)
Liabilities of consolidated VIEs	(34)	(517)
Reinsurance ceded receivables	(6,001)	(7,257)
Policy loans ceded	(344)	(399)
Other	4	1
Total adjustments to arrive at reserve liabilities	(8,863)	(10,220)
Total reserve liabilities	$70,951	$65,271